Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

SECOND QUARTER 2006

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

August 2, 2006

i

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

ii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

Revenues, expenses, assets, liabilities and certain supplemental information as reported herein reflect reclassifications to conform to current reporting practices.

iii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2005			2006
2006	2005			2Q	3Q	4Q	1Q	2Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
545	521	5%	Insurance Division	266	341	365	298	247
556	454	22%	Investment Division	150	257	(4)	240	316
740	656	13%	International Insurance and Investments Division	346	383	377	382	358
63	76	-17%	Corporate and other operations	59	50	76	26	37

1,904	1,707	12%	Total pre-tax adjusted operating income	821	1,031	814	946	958
553	538	3%	Income taxes, applicable to adjusted operating income	253	292	290	277	276

1,351	1,169	16%	Financial Services Businesses after-tax adjusted operating income	568	739	524	669	682

			Items excluded from adjusted operating income:
(260)	485	-154%	Realized investment gains (losses), net, and related charges and adjustments	249	80	(1)	51	(311)
(265)	58	-557%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	190	(99)	8	(114)	(151)
196	(57)	444%	Change in experience-rated contractholder liabilities due to asset value changes	(145)	47	(34)	66	130
2	(2)	200%	Divested businesses	3	(3)	(45)	8	(6)

(327)	484	-168%	Total items excluded from adjusted operating income, before income taxes	297	25	(72)	11	(338)
(93)	88	-206%	Income taxes, not applicable to adjusted operating income	67	(572)	72	2	(95)

(234)	396	-159%	Total items excluded from adjusted operating income, after income taxes	230	597	(144)	9	(243)

1,117	1,565	-29%	Income from continuing operations (after-tax) of Financial Services Businesses	798	1,336	380	678	439
(18)	(45)	60%	Loss from discontinued operations, net of taxes	(44)	(14)	(3)	(3)	(15)

1,099	1,520	-28%	Net income of Financial Services Businesses	754	1,322	377	675	424

			Earnings per share of Common Stock (diluted):
2.77	2.30		Financial Services Businesses after-tax adjusted operating income	1.12	1.46	1.06	1.36	1.40
			Items excluded from adjusted operating income:
(0.52)	0.92		Realized investment gains (losses), net, and related charges and adjustments	0.47	0.15	—	0.10	(0.63)
(0.53)	0.11		Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.37	(0.19)	0.02	(0.23)	(0.30)
0.39	(0.11)		Change in experience-rated contractholder liabilities due to asset value changes	(0.28)	0.09	(0.07)	0.13	0.26
0.01	(0.01)		Divested businesses	0.01	—	(0.09)	0.02	(0.01)

(0.65)	0.91		Total items excluded from adjusted operating income, before income taxes	0.57	0.05	(0.14)	0.02	(0.68)
(0.18)	0.17		Income taxes, not applicable to adjusted operating income	0.13	(1.10)	0.14	—	(0.20)

(0.47)	0.74		Total items excluded from adjusted operating income, after income taxes	0.44	1.15	(0.28)	0.02	(0.48)

2.30	3.04		Income from continuing operations (after-tax) of Financial Services Businesses	1.56	2.61	0.78	1.38	0.92
(0.03)	(0.08)		Income (loss) from discontinued operations, net of taxes	(0.08)	(0.02)	—	—	(0.03)

2.27	2.96		Net income of Financial Services Businesses	1.48	2.59	0.78	1.38	0.89

500.6	527.6		Weighted average number of outstanding Common shares (diluted basis)	525.2	518.3	510.2	504.1	497.1
13.62%	12.15%		Operating Return on Average Equity (based on adjusted operating income)	11.71%	14.67%	10.54%	13.55%	13.66%
			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
1,099	1,520		Net income of Financial Services Businesses (above)	754	1,322	377	675	424
87	292		Net income (loss) of Closed Block Business	129	42	(13)	58	29

1,186	1,812		Consolidated net income	883	1,364	364	733	453

35	44		Direct equity adjustments for earnings per share calculations	22	19	19	19	16

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	5,856	5,572	9,447	9,685	9,723
		Long-term debt	6,984	7,053	6,520	7,284	7,520

		Attributed Equity:
		Including accumulated other comprehensive income	22,375	22,493	21,654	21,229	20,424
		Excluding unrealized gains and losses on investments	20,311	21,025	20,206	20,426	20,444
		Excluding accumulated other comprehensive income	20,292	21,083	20,546	20,717	20,604

		Total Capitalization:
		Including accumulated other comprehensive income	29,359	29,546	28,174	28,513	27,944
		Excluding unrealized gains and losses on investments	27,295	28,078	26,726	27,710	27,964
		Excluding accumulated other comprehensive income	27,276	28,136	27,066	28,001	28,124

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	42.82	43.79	42.70	42.43	41.41
		Excluding unrealized gains and losses on investments	38.87	40.94	39.85	40.83	41.45
		Excluding accumulated other comprehensive income	38.84	41.05	40.52	41.41	41.78

		Number of diluted shares at end of period	522.5	513.6	507.1	500.3	493.2

		Common Stock Price Range (based on closing price):
78.89	66.30	High	66.30	68.30	77.96	77.48	78.89
73.19	52.62	Low	55.23	63.09	63.27	73.19	74.43
77.70	65.66	Close	65.66	67.56	73.19	75.81	77.70

		Common Stock market capitalization (1)	33,707	34,118	36,412	37,288	37,651

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

OPERATIONS HIGHLIGHTS

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		Assets Under Management and Administration ($ billions) (1) (2):

		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Retail customers	65.7	70.5	73.5	75.6	75.1
		Institutional customers	125.3	129.8	134.7	138.7	138.5
		General account	157.6	156.3	159.2	157.8	159.7

		Total Investment Management and Advisory Services	348.6	356.6	367.4	372.1	373.3
		Non-proprietary assets under management	46.5	48.0	48.1	51.3	49.6

		Total managed by Investment Division	395.1	404.6	415.5	423.4	422.9
		Managed by International Insurance and Investments Division	74.1	73.0	71.4	74.5	82.6
		Managed by Insurance Division	41.8	44.0	44.6	49.5	62.9

		Total assets under management	511.0	521.6	531.5	547.4	568.4
		Client assets under administration	90.0	96.9	92.5	100.0	101.6

		Total assets under management and administration	601.0	618.5	624.0	647.4	670.0

		Assets managed or administered for customers outside of the United States at end of period	107.0	108.8	100.4	105.3	114.0

		Distribution Representatives (1):
		Prudential Agents	3,340	3,212	2,946	2,850	2,844
		International Life Planners (3)	5,464	5,626	5,627	5,712	5,726
		Gibraltar Life Advisors	4,788	5,349	5,436	5,716	5,684

48	39	Prudential Agent productivity ($ thousands)	42	43	61	45	52

		Third Party Distribution - Retail Products ($ millions) (4):
103	86	Individual life insurance (5)	47	55	66	47	56
4	2	Corporate-owned life insurance sales	1	3	2	—	4
3,840	2,777	Individual annuities	1,640	1,596	1,600	1,752	2,088
16,801	12,751	Mutual funds and wrap-fee products	6,490	6,164	6,624	8,282	8,519

(1)	As of end of period.
(2)	At fair market value.
(3)	Life Planner count excludes Life Planners associated with discontinued Philippine operations for all periods presented.
(4)	Represents scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.
(5)	Excludes corporate-owned life insurance sales.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2005			2006
2006	2005			2Q	3Q	4Q	1Q	2Q
			Revenues (1):

5,146	5,104	1%	Premiums	2,585	2,574	2,450	2,604	2,542
1,329	1,232	8%	Policy charges and fee income	615	668	629	662	667
3,666	3,269	12%	Net investment income	1,644	1,731	1,810	1,801	1,865
2,020	1,700	19%	Asset management fees, commissions and other income	852	960	948	1,054	966

12,161	11,305	8%	Total revenues	5,696	5,933	5,837	6,121	6,040

			Benefits and Expenses (1):

5,168	5,055	2%	Insurance and annuity benefits	2,519	2,496	2,439	2,577	2,591
1,329	1,231	8%	Interest credited to policyholders’ account balances	626	653	632	652	677
424	245	73%	Interest expense	134	143	180	201	223
(996)	(918)	-8%	Deferral of acquisition costs	(496)	(444)	(439)	(501)	(495)
504	467	8%	Amortization of acquisition costs	232	271	172	240	264
3,828	3,518	9%	General and administrative expenses	1,860	1,783	2,039	2,006	1,822

10,257	9,598	7%	Total benefits and expenses	4,875	4,902	5,023	5,175	5,082

1,904	1,707	12%	Adjusted operating income before income taxes	821	1,031	814	946	958

			Items excluded from adjusted operating income before income taxes:
(283)	579	-149%	Realized investment gains (losses), net, and related adjustments	322	90	3	51	(334)
23	(94)	124%	Related charges	(73)	(10)	(4)	—	23

(260)	485	-154%	Total realized investment gains (losses), net, and related charges and adjustments	249	80	(1)	51	(311)

(265)	58	-557%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	190	(99)	8	(114)	(151)
196	(57)	444%	Change in experience-rated contractholder liabilities due to asset value changes	(145)	47	(34)	66	130
2	(2)	200%	Divested businesses	3	(3)	(45)	8	(6)

(327)	484	-168%	Total items excluded from adjusted operating income before income taxes	297	25	(72)	11	(338)

1,577	2,191	-28%	Income from continuing operations before income taxes	1,118	1,056	742	957	620
460	626	-27%	Income tax expense (benefit)	320	(280)	362	279	181

1,117	1,565	-29%	Income from continuing operations	798	1,336	380	678	439

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2006
Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $100,311; $99,424; $101,672; $102,220; $107,756)	105,724	103,300	105,188	104,276	108,150
Fixed maturities, held to maturity, at amortized cost (fair value $3,167; $3,049; $3,228; $3,397; $3,416)	3,123	3,051	3,249	3,430	3,555
Trading account assets supporting insurance liabilities, at fair value	13,744	14,208	13,781	13,877	14,239
Other trading account assets, at fair value	1,403	1,409	1,443	2,358	4,561
Equity securities, available for sale, at fair value (cost $2,229; $2,243; $2,206; $2,249; $2,415)	2,479	2,584	2,627	2,724	2,801
Commercial loans	17,189	17,167	17,177	17,721	18,018
Policy loans	2,935	2,959	2,967	3,094	3,253
Securities purchased under agreements to resell	60	146	413	103	2,242
Other long-term investments	4,331	4,341	4,495	4,920	5,049
Short-term investments	2,541	2,160	2,565	2,404	2,768

Total investments	153,529	151,325	153,905	154,907	164,636
Cash and cash equivalents	6,055	6,124	5,493	5,915	6,521
Accrued investment income	1,350	1,402	1,358	1,400	1,433
Reinsurance recoverables	3,648	3,673	3,548	3,480	1,869
Deferred policy acquisition costs	7,891	8,131	8,357	8,776	9,239
Other assets	14,466	14,975	15,069	16,279	19,188
Separate account assets	149,256	155,400	157,561	170,134	166,735

Total assets	336,195	341,030	345,291	360,891	369,621

Liabilities:
Future policy benefits	53,817	52,936	51,926	52,838	55,520
Policyholders’ account balances	71,067	71,205	69,924	70,482	74,122
Reinsurance payables	3,203	3,210	3,069	2,994	1,351
Securities sold under agreements to repurchase	5,739	5,682	6,801	7,141	9,564
Cash collateral for loaned securities	3,048	2,995	3,425	3,139	3,834
Income taxes payable	2,602	2,084	2,136	2,500	1,969
Securities sold but not yet purchased	144	207	223	132	2,152
Short-term debt	5,856	5,572	9,447	9,685	9,723
Long-term debt	6,984	7,053	6,520	7,284	7,520
Other liabilities	12,104	12,193	12,605	13,333	16,707
Separate account liabilities	149,256	155,400	157,561	170,134	166,735

Total liabilities	313,820	318,537	323,637	339,662	349,197

Attributed Equity:
Accumulated other comprehensive income (loss)	2,083	1,410	1,108	512	(180)
Other attributed equity	20,292	21,083	20,546	20,717	20,604

Total attributed equity	22,375	22,493	21,654	21,229	20,424

Total liabilities and attributed equity	336,195	341,030	345,291	360,891	369,621

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended June 30, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,542	1,005	30	1,517	(10)
Policy charges and fee income	667	559	43	70	(5)
Net investment income	1,865	441	921	343	160
Asset management fees, commissions and other income	966	166	652	150	(2)

Total revenues	6,040	2,171	1,646	2,080	143

Benefits and Expenses (1):
Insurance and annuity benefits	2,591	1,144	235	1,203	9
Interest credited to policyholders’ account balances	677	181	452	61	(17)
Interest expense	223	28	62	4	129
Deferral of acquisition costs	(495)	(228)	(22)	(257)	12
Amortization of acquisition costs	264	142	17	115	(10)
General and administrative expenses	1,822	657	586	596	(17)

Total benefits and expenses	5,082	1,924	1,330	1,722	106

Adjusted operating income before income taxes	958	247	316	358	37

	Quarter Ended June 30, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,585	938	103	1,550	(6)
Policy charges and fee income	615	505	48	66	(4)
Net investment income	1,644	421	765	315	143
Asset management fees, commissions and other income	852	164	592	87	9

Total revenues	5,696	2,028	1,508	2,018	142

Benefits and Expenses (1):
Insurance and annuity benefits	2,519	1,029	272	1,200	18
Interest credited to policyholders’ account balances	626	183	397	55	(9)
Interest expense	134	25	25	6	78
Deferral of acquisition costs	(496)	(234)	(16)	(261)	15
Amortization of acquisition costs	232	126	14	104	(12)
General and administrative expenses	1,860	633	666	568	(7)

Total benefits and expenses	4,875	1,762	1,358	1,672	83

Adjusted operating income before income taxes	821	266	150	346	59

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Six Months Ended June 30, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	5,146	1,987	122	3,050	(13)
Policy charges and fee income	1,329	1,102	91	146	(10)
Net investment income	3,666	862	1,774	673	357
Asset management fees, commissions and other income	2,020	341	1,393	310	(24)

Total revenues	12,161	4,292	3,380	4,179	310

Benefits and Expenses (1):
Insurance and annuity benefits	5,168	2,214	504	2,427	23
Interest credited to policyholders’ account balances	1,329	361	881	118	(31)
Interest expense	424	58	108	7	251
Deferral of acquisition costs	(996)	(484)	(44)	(513)	45
Amortization of acquisition costs	504	273	30	231	(30)
General and administrative expenses	3,828	1,325	1,345	1,169	(11)

Total benefits and expenses	10,257	3,747	2,824	3,439	247

Adjusted operating income before income taxes	1,904	545	556	740	63

	Six Months Ended June 30, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	5,104	1,873	144	3,098	(11)
Policy charges and fee income	1,232	1,009	94	137	(8)
Net investment income	3,269	854	1,535	620	260
Asset management fees, commissions and other income	1,700	300	1,208	207	(15)

Total revenues	11,305	4,036	2,981	4,062	226

Benefits and Expenses (1):
Insurance and annuity benefits	5,055	2,081	487	2,453	34
Interest credited to policyholders’ account balances	1,231	360	781	103	(13)
Interest expense	245	50	47	12	136
Deferral of acquisition costs	(918)	(399)	(33)	(518)	32
Amortization of acquisition costs	467	253	28	211	(25)
General and administrative expenses	3,518	1,170	1,217	1,145	(14)

Total benefits and expenses	9,598	3,515	2,527	3,406	150

Adjusted operating income before income taxes	1,707	521	454	656	76

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of June 30, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	164,636	33,183	67,375	51,312	12,766
Deferred policy acquisition costs	9,239	4,986	149	4,254	(150)
Other assets	29,011	5,507	9,173	8,236	6,095
Separate account assets	166,735	83,610	84,267	107	(1,249)

Total assets	369,621	127,286	160,964	63,909	17,462

Liabilities:
Future policy benefits	55,520	7,363	14,049	33,477	631
Policyholders’ account balances	74,122	21,133	38,941	15,443	(1,395)
Debt	17,243	2,131	2,500	1,130	11,482
Other liabilities	35,577	6,884	15,357	8,236	5,100
Separate account liabilities	166,735	83,610	84,267	107	(1,249)

Total liabilities	349,197	121,121	155,114	58,393	14,569

Attributed Equity:
Accumulated other comprehensive income (loss)	(180)	(47)	(114)	91	(110)
Other attributed equity	20,604	6,212	5,964	5,425	3,003

Total attributed equity	20,424	6,165	5,850	5,516	2,893

Total liabilities and attributed equity	369,621	127,286	160,964	63,909	17,462

	As of December 31, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	153,905	31,117	60,941	47,930	13,917
Deferred policy acquisition costs	8,357	4,613	119	3,761	(136)
Other assets	25,468	3,531	8,524	7,343	6,070
Separate account assets	157,561	77,518	81,204	67	(1,228)

Total assets	345,291	116,779	150,788	59,101	18,623

Liabilities:
Future policy benefits	51,926	7,129	13,339	30,800	658
Policyholders’ account balances	69,924	19,204	37,901	13,893	(1,074)
Debt	15,967	1,950	1,623	1,032	11,362
Other liabilities	28,259	4,949	10,707	7,672	4,931
Separate account liabilities	157,561	77,518	81,204	67	(1,228)

Total liabilities	323,637	110,750	144,774	53,464	14,649

Attributed Equity:
Accumulated other comprehensive income	1,108	293	65	737	13
Other attributed equity	20,546	5,736	5,949	4,900	3,961

Total attributed equity	21,654	6,029	6,014	5,637	3,974

Total liabilities and attributed equity	345,291	116,779	150,788	59,101	18,623

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of June 30, 2006				As of December 31, 2005
	Short-term Debt	Long-term Debt	Total Debt		Short-term Debt	Long-term Debt	Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	5	4,363	4,368		353	3,846	4,199
Investment related	5,574	3,046	8,620		5,442	2,449	7,891
Securities business related	3,020	—	3,020		2,758	107	2,865
Specified other businesses	1,122	57	1,179		893	63	956
Limited recourse and non-recourse borrowing	2	54	56		1	55	56

Total debt - Financial Services Businesses	9,723	7,520	17,243		9,447	6,520	15,967

Ratio of long-term and short-term capital debt to capitalization			17.6%				17.2%

Closed Block Business
Investment related	1,738	—	1,738		1,667	—	1,667
Limited recourse and non-recourse borrowing	—	1,750	1,750		—	1,750	1,750

Total debt	1,738	1,750	3,488		1,667	1,750	3,417

	As of June 30, 2006				As of December 31, 2005
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	3,070	1,298	—	4,368	2,902	1,297	—	4,199
Investment related	4,725	3,895	—	8,620	4,173	3,718	—	7,891
Securities business related	868	1,344	808	3,020	1,117	1,173	575	2,865
Specified other businesses	88	876	215	1,179	116	692	148	956
Limited recourse and non-recourse borrowing	—	—	56	56	—	—	56	56

Total debt - Financial Services Businesses	8,751	7,413	1,079	17,243	8,308	6,880	779	15,967

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $693 million of Surplus Notes for June 30, 2006 and December 31, 2005, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2005			2006
2006	2005			2Q	3Q	4Q	1Q	2Q
			Revenues (1):
1,987	1,873	6%	Premiums	938	912	943	982	1,005
1,102	1,009	9%	Policy charges and fee income	505	559	530	543	559
862	854	1%	Net investment income	421	429	428	421	441
341	300	14%	Asset management fees, commissions and other income	164	181	161	175	166

4,292	4,036	6%	Total revenues	2,028	2,081	2,062	2,121	2,171

			Benefits and Expenses (1):
2,214	2,081	6%	Insurance and annuity benefits	1,029	938	994	1,070	1,144
361	360	0%	Interest credited to policyholders’ account balances	183	180	175	180	181
58	50	16%	Interest expense	25	31	30	30	28
(484)	(399)	-21%	Deferral of acquisition costs	(234)	(202)	(196)	(256)	(228)
273	253	8%	Amortization of acquisition costs	126	180	112	131	142
1,325	1,170	13%	General and administrative expenses	633	613	582	668	657

3,747	3,515	7%	Total benefits and expenses	1,762	1,740	1,697	1,823	1,924

545	521	5%	Adjusted operating income before income taxes	266	341	365	298	247

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Quarter Ended June 30, 2006
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	1,005	119	886	103	16
Policy charges and fee income	559	495	64	270	225
Net investment income	441	287	154	137	150
Asset management fees, commissions and other income	166	153	13	75	78

Total revenues	2,171	1,054	1,117	585	469

Benefits and Expenses (1):
Insurance and annuity benefits	1,144	250	894	199	51
Interest credited to policyholders’ account balances	181	133	48	50	83
Interest expense	28	28	—	18	10
Deferral of acquisition costs	(228)	(216)	(12)	(83)	(133)
Amortization of acquisition costs	142	142	—	91	51
General and administrative expenses (2)	657	499	158	214	285

Total benefits and expenses	1,924	836	1,088	489	347

Adjusted operating income before income taxes	247	218	29	96	122

	Quarter Ended June 30, 2005
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	938	105	833	93	12
Policy charges and fee income	505	436	69	259	177
Net investment income	421	273	148	119	154
Asset management fees, commissions and other income	164	154	10	77	77

Total revenues	2,028	968	1,060	548	420

Benefits and Expenses (1):
Insurance and annuity benefits	1,029	211	818	160	51
Interest credited to policyholders’ account balances	183	131	52	44	87
Interest expense	25	21	4	15	6
Deferral of acquisition costs	(234)	(196)	(38)	(79)	(117)
Amortization of acquisition costs	126	125	1	70	55
General and administrative expenses (2)	633	456	177	219	237

Total benefits and expenses	1,762	748	1,014	429	319

Adjusted operating income before income taxes	266	220	46	119	101

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $15 million for the quarter ended June 30, 2006 and $8 million for the quarter ended June 30, 2005 for the amortization, net of interest, of value of business acquired (VOBA) associated with the American Skandia and Allstate acquisitions.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2006
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	1,987	234	1,753	203	31
Policy charges and fee income	1,102	961	141	536	425
Net investment income	862	559	303	264	295
Asset management fees, commissions and other income	341	312	29	141	171

Total revenues	4,292	2,066	2,226	1,144	922

Benefits and Expenses (1):
Insurance and annuity benefits	2,214	460	1,754	360	100
Interest credited to policyholders’ account balances	361	264	97	98	166
Interest expense	58	55	3	35	20
Deferral of acquisition costs	(484)	(415)	(69)	(163)	(252)
Amortization of acquisition costs	273	273	—	165	108
General and administrative expenses (2)	1,325	960	365	420	540

Total benefits and expenses	3,747	1,597	2,150	915	682

Adjusted operating income before income taxes	545	469	76	229	240

	Six Months Ended June 30, 2005
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	1,873	222	1,651	185	37
Policy charges and fee income	1,009	866	143	520	346
Net investment income	854	555	299	244	311
Asset management fees, commissions and other income	300	281	19	131	150

Total revenues	4,036	1,924	2,112	1,080	844

Benefits and Expenses (1):
Insurance and annuity benefits	2,081	436	1,645	323	113
Interest credited to policyholders’ account balances	360	257	103	86	171
Interest expense	50	41	9	30	11
Deferral of acquisition costs	(399)	(353)	(46)	(153)	(200)
Amortization of acquisition costs	253	251	2	142	109
General and administrative expenses (2)	1,170	855	315	416	439

Total benefits and expenses	3,515	1,487	2,028	844	643

Adjusted operating income before income taxes	521	437	84	236	201

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $26 million for the six months ended June 30, 2006 and $16 million for the six months ended June 30, 2005 for the amortization, net of interest, of value of business acquired (VOBA) associated with the American Skandia and Allstate acquisitions.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INSURANCE DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		SALES AND ACCOUNT VALUES:

		Variable Annuities:
50,778	47,418	Beginning total account value	46,386	47,402	49,484	50,778	53,181
4,629	3,212	Sales	1,779	1,930	1,964	2,129	2,500
(3,342)	(2,858)	Surrenders and withdrawals	(1,470)	(1,397)	(1,436)	(1,585)	(1,757)

1,287	354	Net sales	309	533	528	544	743
(410)	(341)	Benefit payments	(170)	(179)	(158)	(185)	(225)

877	13	Net flows	139	354	370	359	518
1,228	289	Change in market value, interest credited, and other	1,037	1,904	1,106	2,228	(1,000)
(388)	(318)	Policy charges	(160)	(176)	(182)	(184)	(204)
16,312	—	Acquisition	—	—	—	—	16,312

68,807	47,402	Ending total account value	47,402	49,484	50,778	53,181	68,807

		Fixed Annuities:
3,991	3,879	Beginning total account value	3,879	4,064	4,033	3,991	3,941
60	295	Sales	243	39	27	28	32
(161)	(109)	Surrenders and withdrawals	(53)	(56)	(66)	(69)	(92)

(101)	186	Net sales (redemptions)	190	(17)	(39)	(41)	(60)
(85)	(84)	Benefit payments	(43)	(35)	(41)	(43)	(42)

(186)	102	Net flows	147	(52)	(80)	(84)	(102)
68	86	Interest credited and other	40	22	39	35	33
(2)	(3)	Policy charges	(2)	(1)	(1)	(1)	(1)

3,871	4,064	Ending total account value	4,064	4,033	3,991	3,941	3,871

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
886	730	Insurance Agents	382	373	391	405	481
460	217	Wirehouses	123	149	176	194	266
3,343	2,560	Independent Financial Planners (2)	1,517	1,447	1,424	1,558	1,785

4,689	3,507	Total	2,022	1,969	1,991	2,157	2,532

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (3):

		Return of net deposits:
		Account value	26,224	27,646	28,290	29,988	32,897
		Net amount at risk	2,346	2,085	1,974	1,751	1,870
		Minimum return, anniversary contract value, or maximum contract value:
		Account value	15,814	16,528	17,022	17,755	30,594
		Net amount at risk	2,183	1,918	1,809	1,600	3,378

		Variable Annuity Account Values with Living Benefit Features (3):
		Guaranteed minimum accumulation benefits	6,368	6,823	7,162	7,738	9,231
		Guaranteed minimum withdrawal benefits	700	765	815	885	1,678
		Guaranteed minimum income benefits	2,756	2,941	3,052	3,203	7,047
		Guaranteed minimum withdrawal & income benefits	869	1,870	2,951	4,155	5,304

		Total	10,693	12,399	13,980	15,981	23,260

(1)	Amounts represent gross sales.
(2)	Including bank distribution.
(3)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INSURANCE DIVISION - INDIVIDUAL LIFE SALES, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		SALES:

		Excluding corporate-owned life insurance:
45	37	Variable life	18	19	27	21	24
83	104	Universal life	53	54	56	40	43
65	59	Term life	30	30	33	31	34

193	200	Total excluding corporate-owned life insurance	101	103	116	92	101
5	2	Corporate-owned life insurance	1	3	2	1	4

198	202	Total	102	106	118	93	105

		SALES BY DISTRIBUTION CHANNEL:

		Excluding corporate-owned life insurance:
90	114	Prudential Agents	54	48	50	45	45
103	86	Third party distribution	47	55	66	47	56
5	2	Corporate-owned life insurance	1	3	2	1	4

198	202	Total	102	106	118	93	105

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (1):
5,694	5,284	Beginning balance	5,424	5,532	5,619	5,694	5,802
639	632	Premiums and deposits	343	287	289	307	332
(520)	(387)	Surrenders and withdrawals	(214)	(212)	(216)	(242)	(278)

119	245	Net sales	129	75	73	65	54
(69)	(58)	Benefit payments	(27)	(29)	(39)	(37)	(32)

50	187	Net flows	102	46	34	28	22
143	67	Interest credited and other	11	42	45	83	60
121	89	Net transfers from separate account	44	50	49	55	66
(117)	(95)	Policy charges	(49)	(51)	(53)	(58)	(59)

5,891	5,532	Ending balance	5,532	5,619	5,694	5,802	5,891

		Separate Account Liabilities:
16,170	15,180	Beginning balance	14,912	15,207	15,808	16,170	16,682
633	641	Premiums and deposits	331	308	407	301	332
(375)	(298)	Surrenders and withdrawals	(157)	(206)	(149)	(177)	(198)

258	343	Net sales	174	102	258	124	134
(18)	(9)	Benefit payments	1	(4)	(5)	(9)	(9)

240	334	Net flows	175	98	253	115	125
425	183	Change in market value, interest credited and other	364	756	359	653	(228)
(121)	(89)	Net transfers to general account	(44)	(50)	(49)	(55)	(66)
(401)	(401)	Policy charges	(200)	(203)	(201)	(201)	(200)

16,313	15,207	Ending balance	15,207	15,808	16,170	16,682	16,313

		FACE AMOUNT IN FORCE (2):

		Variable life	144,147	143,186	142,408	141,962	140,629
		Universal life	16,854	17,862	18,835	19,639	20,318
		Term life	181,216	190,913	201,139	210,589	221,072

		Total	342,217	351,961	362,382	372,190	382,019

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INSURANCE DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,231	9,613	Beginning balance	9,662	9,782	9,437	9,231	8,850
170	493	Premiums and deposits	308	87	69	74	96
(586)	(483)	Surrenders and withdrawals	(244)	(202)	(250)	(273)	(313)

(416)	10	Net sales (redemptions)	64	(115)	(181)	(199)	(217)
(186)	(164)	Benefit payments	(82)	(67)	(72)	(94)	(92)

(602)	(154)	Net flows	(18)	(182)	(253)	(293)	(309)
175	182	Interest credited and other	92	91	88	86	89
366	145	Net transfers (to) from separate account	48	(252)	(39)	(173)	539
(2)	(4)	Policy charges	(2)	(2)	(2)	(1)	(1)
1,554	—	Acquisition	—	—	—	—	1,554

10,722	9,782	Ending balance	9,782	9,437	9,231	8,850	10,722

		Account Values in Separate Account:
45,538	41,684	Beginning balance	40,602	41,684	44,080	45,538	48,272
4,519	3,014	Premiums and deposits	1,714	1,882	1,922	2,083	2,436
(2,917)	(2,485)	Surrenders and withdrawals	(1,279)	(1,251)	(1,252)	(1,380)	(1,537)

1,602	529	Net sales	435	631	670	703	899
(309)	(261)	Benefit payments	(131)	(146)	(127)	(134)	(175)

1,293	268	Net flows	304	485	543	569	724
1,121	194	Change in market value, interest credited and other	986	1,834	1,057	2,177	(1,056)
(366)	(145)	Net transfers (to) from general account	(48)	252	39	173	(539)
(388)	(317)	Policy charges	(160)	(175)	(181)	(185)	(203)
14,758	—	Acquisition	—	—	—	—	14,758

61,956	41,684	Ending balance	41,684	44,080	45,538	48,272	61,956

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL LIFE INSURANCE:
3,187	3,151	Beginning balance	3,210	3,162	3,158	3,187	3,253
163	153	Capitalization	79	79	82	80	83
(165)	(142)	Amortization - operating results	(70)	(152)	(75)	(74)	(91)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
92	—	Impact of unrealized (gains) or losses on AFS securities	(57)	69	22	60	32

3,277	3,162	Ending balance	3,162	3,158	3,187	3,253	3,277

		INDIVIDUAL ANNUITIES:
1,256	907	Beginning balance	1,012	1,049	1,155	1,256	1,337
252	200	Capitalization	117	108	113	119	133
(108)	(109)	Amortization - operating results	(55)	(27)	(37)	(57)	(51)
8	1	Amortization - realized investment gains and losses	2	(4)	2	—	8
62	50	Impact of unrealized (gains) or losses on AFS securities	(27)	29	23	19	43

1,470	1,049	Ending balance	1,049	1,155	1,256	1,337	1,470

		GROUP INSURANCE:
170	111	Beginning balance	118	155	169	170	227
69	46	Capitalization	38	15	1	57	12
—	(2)	Amortization - operating results	(1)	(1)	—	—	—
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

239	155	Ending balance	155	169	170	227	239

		TOTAL INSURANCE DIVISION:
4,613	4,169	Beginning balance	4,340	4,366	4,482	4,613	4,817
484	399	Capitalization	234	202	196	256	228
(273)	(253)	Amortization - operating results	(126)	(180)	(112)	(131)	(142)
8	1	Amortization - realized investment gains and losses	2	(4)	2	—	8
154	50	Impact of unrealized (gains) or losses on AFS securities	(84)	98	45	79	75

4,986	4,366	Ending balance	4,366	4,482	4,613	4,817	4,986

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		Individual Life Insurance:

		Policy Surrender Experience:

403	321	Cash value of surrenders	166	214	163	191	212

4.1%	3.3%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.4%	4.3%	3.2%	3.7%	3.9%

		Death benefits per $1,000 of in force (1):
3.24	2.98	Variable and universal life	2.88	2.95	3.04	2.87	3.59
1.22	1.33	Term life	1.32	1.27	0.89	1.09	1.64
2.75	2.69	Total, Individual Life Insurance	2.67	2.63	2.63	2.50	3.20

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
231	304	Group life	30	32	34	206	25
92	122	Group disability (1)	46	15	17	74	18

323	426	Total	76	47	51	280	43

		Future Policy Benefits (2):
		Group life	1,837	1,803	2,004	1,967	1,980
		Group disability (1)	375	395	413	474	496

		Total	2,212	2,198	2,417	2,441	2,476

		Policyholders’ Account Balances (2):
		Group life	4,573	4,555	4,916	4,935	5,178
		Group disability (1)	85	90	98	95	101

		Total	4,658	4,645	5,014	5,030	5,279

		Separate Account Liabilities (2):
		Group life	15,954	15,983	15,811	21,156	20,035
		Group disability (1)	—	—	—	—	—

		Total	15,954	15,983	15,811	21,156	20,035

		Group Life Insurance:
1,745	1,377	Gross premiums, policy charges and fee income (3)	683	668	964	791	954
1,507	1,421	Earned premiums, policy charges and fee income	707	694	707	755	752
93.7%	89.9%	Benefits ratio	89.7%	89.5%	86.4%	92.1%	95.4%
8.5%	9.3%	Administrative operating expense ratio	9.7%	10.3%	7.3%	9.4%	7.9%
		Persistency ratio	96.4%	95.6%	95.2%	96.5%	95.9%

		Group Disability Insurance (1):
402	398	Gross premiums, policy charges and fee income (3)	210	193	190	199	203
387	373	Earned premiums, policy charges and fee income	195	184	182	189	198
88.4%	98.7%	Benefits ratio	94.9%	91.3%	92.9%	87.3%	89.4%
21.6%	20.6%	Administrative operating expense ratio	19.1%	20.7%	21.6%	21.6%	21.7%
		Persistency ratio	90.2%	87.1%	85.4%	94.2%	92.2%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2005			2006
2006	2005			2Q	3Q	4Q	1Q	2Q
			Revenues (1):
122	144	-15%	Premiums	103	106	70	92	30
91	94	-3%	Policy charges and fee income	48	46	48	48	43
1,774	1,535	16%	Net investment income	765	810	820	853	921
1,393	1,208	15%	Asset management fees, commissions and other income	592	648	645	741	652

3,380	2,981	13%	Total revenues	1,508	1,610	1,583	1,734	1,646

			Benefits and Expenses (1):
504	487	3%	Insurance and annuity benefits	272	296	266	269	235
881	781	13%	Interest credited to policyholders’ account balances	397	431	421	429	452
108	47	130%	Interest expense	25	23	45	46	62
(44)	(33)	-33%	Deferral of acquisition costs	(16)	(13)	(15)	(22)	(22)
30	28	7%	Amortization of acquisition costs	14	13	13	13	17
1,345	1,217	11%	General and administrative expenses	666	603	857	759	586

2,824	2,527	12%	Total benefits and expenses	1,358	1,353	1,587	1,494	1,330

556	454	22%	Adjusted operating income before income taxes	150	257	(4)	240	316

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Six Months Ended June 30, 2006				Quarter Ended June 30, 2006
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	122	—	—	122	30	—	—	30
Policy charges and fee income	91	—	—	91	43	—	—	43
Net investment income	1,774	93	18	1,663	921	51	9	861
Asset management fees, commissions and other income	1,393	878	288	227	652	418	119	115

Total revenues	3,380	971	306	2,103	1,646	469	128	1,049

Benefits and Expenses (1):
Insurance and annuity benefits	504	—	—	504	235	—	—	235
Interest credited to policyholders’ account balances	881	—	—	881	452	—	—	452
Interest expense	108	15	—	93	62	9	—	53
Deferral of acquisition costs	(44)	(11)	—	(33)	(22)	(6)	—	(16)
Amortization of acquisition costs	30	15	—	15	17	8	—	9
General and administrative expenses	1,345	646	335	364	586	321	91	174

Total benefits and expenses	2,824	665	335	1,824	1,330	332	91	907

Adjusted operating income before income taxes	556	306	(29)	279	316	137	37	142

	Six Months Ended June 30, 2005				Quarter Ended June 30, 2005
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	144	—	—	144	103	—	—	103
Policy charges and fee income	94	—	—	94	48	—	—	48
Net investment income	1,535	42	4	1,489	765	15	3	747
Asset management fees, commissions and other income	1,208	777	203	228	592	386	92	114

Total revenues	2,981	819	207	1,955	1,508	401	95	1,012

Benefits and Expenses (1):
Insurance and annuity benefits	487	—	—	487	272	—	—	272
Interest credited to policyholders’ account balances	781	—	—	781	397	—	—	397
Interest expense	47	7	—	40	25	4	—	21
Deferral of acquisition costs	(33)	(9)	—	(24)	(16)	(5)	—	(11)
Amortization of acquisition costs	28	18	—	10	14	9	—	5
General and administrative expenses	1,217	564	289	364	666	288	192	186

Total benefits and expenses	2,527	580	289	1,658	1,358	296	192	870

Adjusted operating income before income taxes	454	239	(82)	297	150	105	(97)	142

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in millions)

Year-to-date		% Change		2005			2006
2006	2005			2Q	3Q	4Q	1Q	2Q
			Asset Management Segment:

			Analysis of revenues by source:
			Investment Management and Advisory Services:
130	115	13%	Retail customers	57	60	69	65	65
349	283	23%	Institutional customers	149	151	159	191	158
142	130	9%	General account	65	63	64	71	71

621	528	18%	Subtotal	271	274	292	327	294
350	291	20%	Mutual Fund, managed account and other revenues (1)	130	167	144	175	175

971	819	19%	Total Asset Management segment revenues	401	441	436	502	469

			Analysis of asset management fees, commissions and other income by type:
			Investment Management and Advisory Services:
564	473	19%	Asset-based fees	247	249	253	291	273
38	40	-5%	Transaction-based and other revenues	19	14	28	29	9

602	513	17%	Subtotal	266	263	281	320	282
276	264	5%	Mutual Fund, managed account and other revenues (1)	120	145	125	140	136

878	777	13%	Total	386	408	406	460	418

(1)	Represents mutual fund, managed account and other revenues other than asset management fees, which are included in appropriate categories above.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INVESTMENT DIVISION - ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

	June 30, 2006
	Equity	Fixed Income	Real Estate	Total
Retail customers	53.5	20.4	1.2	75.1
Institutional customers	49.7	68.9	19.9	138.5
General account	3.6	155.0	1.1	159.7

Total	106.8	244.3	22.2	373.3

	June 30, 2005
	Equity	Fixed Income	Real Estate	Total
Retail customers	46.0	18.2	1.5	65.7
Institutional customers	42.9	66.6	15.8	125.3
General account	3.1	153.4	1.1	157.6

Total	92.0	238.2	18.4	348.6

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
101.3	84.8	Beginning assets under management	85.7	91.1	95.0	101.3	106.7
12.6	8.5	Additions to managed portfolio (1)	5.0	7.1	7.3	7.3	5.3
(8.4)	(4.3)	Withdrawals	(2.1)	(5.1)	(3.1)	(4.0)	(4.4)
1.5	2.1	Change in market value	2.7	2.2	2.0	1.9	(0.4)
0.1	—	Net money market flows	(0.2)	(0.3)	0.1	0.2	(0.1)

107.1	91.1	Ending assets under management	91.1	95.0	101.3	106.7	107.1
31.4	34.2	Other institutional assets under management	34.2	34.8	33.4	32.0	31.4

138.5	125.3	Total assets managed for institutional customers at end of period	125.3	129.8	134.7	138.7	138.5

(1)	Additions to managed portfolio include $1.8 billion for the six months ended June 30, 2006, $.4 billion for the quarter ended June 30, 2006, $1.4 billion for the quarter ended March 31, 2006, $.8 billion for the quarter ended December 31, 2005 and $1.2 billion for the year ended December 31, 2005 for assets transferred from the Retirement segment.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INVESTMENT DIVISION - MUTUAL FUNDS AND WRAP-FEE PRODUCTS

(in millions)

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		Mutual Funds Assets Under Management:
31,336	30,686	Beginning total mutual funds assets	29,894	30,446	31,050	31,336	32,577
3,589	2,162	Sales (other than money market)	1,288	1,023	1,387	1,380	2,209
(3,288)	(3,174)	Redemptions (other than money market)	(1,582)	(1,893)	(1,618)	(1,614)	(1,674)
684	674	Reinvestment of distributions and change in market value	1,174	1,691	445	1,199	(515)
1,131	98	Net money market sales	(328)	(217)	72	276	855

33,452	30,446	Ending total mutual funds assets	30,446	31,050	31,336	32,577	33,452

301	(1,012)	Net mutual funds sales (redemptions) other than money market	(294)	(870)	(231)	(234)	535

		Wrap-fee Products Assets Under Administration:
55,191	41,254	Beginning total wrap-fee product assets	43,054	46,621	51,752	55,191	60,826
13,833	11,295	Sales	5,623	5,418	5,492	7,207	6,626
(8,128)	(5,572)	Redemptions	(2,735)	(2,608)	(3,177)	(4,331)	(3,797)
1,573	(356)	Reinvestment of distributions and change in market value	679	2,321	1,124	2,759	(1,186)

62,469	46,621	Ending total wrap-fee product assets	46,621	51,752	55,191	60,826	62,469

5,705	5,723	Net wrap-fee product sales	2,888	2,810	2,315	2,876	2,829

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL

		Mutual funds, excluding wrap-fee products (1):
218	197	Prudential Agents	93	82	83	105	113
3,362	1,805	Third party distributors	1,041	938	1,299	1,271	2,091
9	160	Other	154	3	5	4	5

3,589	2,162	Total	1,288	1,023	1,387	1,380	2,209

		Wrap-fee products:
394	349	Prudential Agents	174	192	167	196	198
13,439	10,946	Third party distributors (2)	5,449	5,226	5,325	7,011	6,428

13,833	11,295	Total	5,623	5,418	5,492	7,207	6,626

(1)	Other than money market.
(2)	Substantially all relates to a contractual arrangement with Wachovia which provides for an essentially fixed annual fee commencing July 1, 2005.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		Information pertaining to Wachovia Securities Financial Holdings, LLC:

		Revenues:
148	117	Net investment income	61	65	70	72	76
934	939	Commissions	457	464	449	483	451
1,037	898	Fees	455	459	485	503	534
86	70	Other non-interest revenues	41	53	47	53	33

2,205	2,024	Total revenues	1,014	1,041	1,051	1,111	1,094
		Expenses:
1,859	1,756	Expenses before transition costs	885	881	892	933	926
—	65	Transition costs	37	—	—	—	—

1,859	1,821	Total expenses	922	881	892	933	926

346	203	Income before income taxes	92	160	159	178	168

131	77	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	35	61	60	68	63
(2)	(5)	Purchase accounting and related adjustments	(2)	(2)	1	1	(3)

129	72	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	33	59	61	69	60

		Recurring revenue as a percentage of total non-interest revenue (1)	47.6%	47.7%	48.2%	48.4%	49.0%

		Total client assets ($ in billions) (2)	655.6	683.1	683.6	688.7	704.3

		Distribution representatives (2):
		Series 7 Financial Advisors	7,833	7,941	8,028	7,926	7,973
		Series 6 Financial Representatives	2,456	2,493	2,458	2,454	2,541

		Customer debit balances ($ in billions) (2)	5.7	5.6	5.8	5.4	5.1

(77)	(86)	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	(98)	37	(206)	(107)	30

(1)	Calculated on a YTD annualized basis.
(2)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		RETIREMENT SALES AND ACCOUNT VALUES

		Full Service:

88,385	83,891	Beginning total account value	83,927	85,331	88,337	88,385	91,854
9,519	6,451	Sales	2,667	3,509	3,046	5,381	4,138
(8,883)	(6,186)	Withdrawals and benefits	(2,837)	(3,202)	(4,530)	(5,471)	(3,412)
2,516	1,175	Change in market value, interest credited and interest income	1,574	2,699	1,532	3,559	(1,043)

91,537	85,331	Ending total account value	85,331	88,337	88,385	91,854	91,537

636	265	Net sales (withdrawals)	(170)	307	(1,484)	(90)	726

		Stable value account values included above	31,937	31,967	31,266	30,696	30,784

		Institutional Investment Products:

48,080	47,680	Beginning total account value	47,698	48,612	48,917	48,080	47,215
2,624	2,478	Sales	1,235	802	785	1,536	1,088
(3,881)	(2,403)	Withdrawals and benefits (1)	(1,222)	(896)	(2,234)	(2,452)	(1,429)
605	1,446	Change in market value, interest credited and interest income	1,128	311	562	182	423
(515)	(589)	Other (2)	(227)	88	50	(131)	(384)

46,913	48,612	Ending total account value	48,612	48,917	48,080	47,215	46,913

(1,257)	75	Net sales (withdrawals)	13	(94)	(1,449)	(916)	(341)

(1)	Withdrawals and benefits include $1.8 billion for the six months ended June 30, 2006, $.4 billion for the quarter ended June 30, 2006, $1.4 billion for the quarter ended March 31, 2006, $.8 billion for the quarter ended December 31, 2005 and $1.2 billion for the year ended December 31, 2005 for assets transferred to the Asset Management segment.
(2)	Primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2005			2006
2006	2005			2Q	3Q	4Q	1Q	2Q
			Revenues (1):
3,050	3,098	-2%	Premiums	1,550	1,562	1,438	1,533	1,517
146	137	7%	Policy charges and fee income	66	67	60	76	70
673	620	9%	Net investment income	315	333	371	330	343
310	207	50%	Asset management fees, commissions and other income	87	114	151	160	150

4,179	4,062	3%	Total revenues	2,018	2,076	2,020	2,099	2,080

			Benefits and Expenses (1):
2,427	2,453	-1%	Insurance and annuity benefits	1,200	1,250	1,162	1,224	1,203
118	103	15%	Interest credited to policyholders’ account balances	55	54	50	57	61
7	12	-42%	Interest expense	6	7	3	3	4
(513)	(518)	1%	Deferral of acquisition costs	(261)	(243)	(242)	(256)	(257)
231	211	9%	Amortization of acquisition costs	104	90	89	116	115
1,169	1,145	2%	General and administrative expenses	568	535	581	573	596

3,439	3,406	1%	Total benefits and expenses	1,672	1,693	1,643	1,717	1,722

740	656	13%	Adjusted operating income before income taxes	346	383	377	382	358

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Six Months Ended June 30, 2006				Quarter Ended June 30, 2006
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,050	1,966	1,084	—	1,517	977	540	—
Policy charges and fee income	146	109	37	—	70	51	19	—
Net investment income	673	318	342	13	343	162	175	6
Asset management fees, commissions and other income	310	21	6	283	150	7	3	140

Total revenues	4,179	2,414	1,469	296	2,080	1,197	737	146

Benefits and Expenses (1):
Insurance and annuity benefits	2,427	1,513	914	—	1,203	744	459	—
Interest credited to policyholders’ account balances	118	54	64	—	61	27	34	—
Interest expense	7	6	—	1	4	3	—	1
Deferral of acquisition costs	(513)	(370)	(143)	—	(257)	(179)	(78)	—
Amortization of acquisition costs	231	184	47	—	115	93	22	—
General and administrative expenses	1,169	577	375	217	596	287	198	111

Total benefits and expenses	3,439	1,964	1,257	218	1,722	975	635	112

Adjusted operating income before income taxes	740	450	212	78	358	222	102	34

	Six Months Ended June 30, 2005				Quarter Ended June 30, 2005
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,098	1,875	1,223	—	1,550	911	639	—
Policy charges and fee income	137	99	38	—	66	46	20	—
Net investment income	620	284	326	10	315	140	170	5
Asset management fees, commissions and other income	207	(15)	(2)	224	87	(13)	(1)	101

Total revenues	4,062	2,243	1,585	234	2,018	1,084	828	106

Benefits and Expenses (1):
Insurance and annuity benefits	2,453	1,456	997	—	1,200	686	514	—
Interest credited to policyholders’ account balances	103	54	49	—	55	29	26	—
Interest expense	12	11	(1)	2	6	5	—	1
Deferral of acquisition costs	(518)	(385)	(133)	—	(261)	(190)	(71)	—
Amortization of acquisition costs	211	152	59	—	104	76	28	—
General and administrative expenses	1,145	593	364	188	568	295	187	86

Total benefits and expenses	3,406	1,881	1,335	190	1,672	901	684	87

Adjusted operating income before income taxes	656	362	250	44	346	183	144	19

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		Japanese Yen Basis Results:
		Revenues (1):
¥190,904	¥173,044	Japanese insurance operations excluding Gibraltar Life	¥82,958	¥85,595	¥92,934	¥98,534	¥92,370
169,037	167,763	Gibraltar Life	88,530	95,340	84,366	84,650	84,387

359,941	340,807	Total revenues, Japan, yen basis	171,488	180,935	177,300	183,184	176,757

		Benefits and Expenses (1):
152,181	138,625	Japanese insurance operations excluding Gibraltar Life	65,271	64,755	71,278	77,842	74,339
145,707	140,502	Gibraltar Life	72,737	79,787	71,963	72,640	73,067

297,888	279,127	Total benefits and expenses, Japan, yen basis	138,008	144,542	143,241	150,482	147,406

		Adjusted operating income (2):
38,723	34,419	Japanese insurance operations excluding Gibraltar Life	17,687	20,840	21,656	20,692	18,031
23,330	27,261	Gibraltar Life	15,793	15,553	12,403	12,010	11,320

¥62,053	¥61,680	Total adjusted operating income, Japan, yen basis	¥33,480	¥36,393	¥34,059	¥32,702	¥29,351

		U.S. Dollar adjusted operating income (3):
$368	$313	Japanese insurance operations excluding Gibraltar Life	$159	$190	$197	$196	$172
212	250	Gibraltar Life	144	141	111	110	102

580	563	Total adjusted operating income, Japan, U.S. dollar basis	303	331	308	306	274
82	49	All other countries	24	27	32	32	50

$662	$612	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$327	$358	$340	$338	$324

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2005			2006
2006	2005		2Q	3Q	4Q	1Q	2Q
		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,424	1,411	Japan, excluding Gibraltar Life	670	658	630	731	693
1,121	1,261	Gibraltar Life	659	681	564	562	559
651	563	All other countries	287	290	304	316	335

3,196	3,235	Total	1,616	1,629	1,498	1,609	1,587

		Annualized new business premiums:
251	350	Japan, excluding Gibraltar Life	179	117	109	138	113
207	167	Gibraltar Life	96	82	74	73	134
150	134	All other countries	68	64	82	78	72

608	651	Total	343	263	265	289	319

		Annualized new business premiums by distribution channel:
401	484	Life Planners	247	181	191	216	185
188	167	Gibraltar Life Advisors	96	82	74	73	115
19	—	Banks (2)	—	—	—	—	19

608	651	Total	343	263	265	289	319

		Constant exchange rate basis (3):

		Net premiums, policy charges and fee income:
1,499	1,362	Japan, excluding Gibraltar Life	655	664	670	778	721
1,183	1,206	Gibraltar Life	636	685	587	596	587
619	557	All other countries	284	292	308	304	315

3,301	3,125	Total	1,575	1,641	1,565	1,678	1,623

		Annualized new business premiums:
261	343	Japan, excluding Gibraltar Life	176	119	113	145	116
213	160	Gibraltar Life	92	82	77	76	137
143	134	All other countries	69	63	84	74	69

617	637	Total	337	264	274	295	322

		Annualized new business premiums by distribution channel:
404	477	Life Planners	245	182	197	219	185
194	160	Gibraltar Life Advisors	92	82	77	76	118
19	—	Banks (2)	—	—	—	—	19

617	637	Total	337	264	274	295	322

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Substantially all bank channel distribution represents U.S. dollar denominated Gibraltar Life fixed annuities.
(3)	Translated based on average exchange rates for the year ended December 31, 2005.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2005			2006
	2Q	3Q	4Q	1Q	2Q
Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	188	191	194	198	200
Gibraltar Life	181	180	179	179	178
All other countries	85	86	88	90	92

Total	454	457	461	467	470

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	1,901	1,927	1,956	1,996	2,023
Gibraltar Life	3,961	3,938	3,915	3,890	3,871
All other countries	1,036	1,064	1,098	1,137	1,171

Total	6,898	6,929	6,969	7,023	7,065

International insurance policy persistency:

Excluding Gibraltar Life:
13 months	93.1%	93.3%	93.0%	92.8%	93.0%
25 months	86.2%	86.6%	87.1%	87.1%	87.4%

Gibraltar Life:
13 months	94.3%	94.2%	94.2%	94.3%	94.2%
25 months	85.8%	86.4%	87.3%	87.7%	88.0%

Number of Life Planners at end of period:
Japan	2,603	2,752	2,753	2,855	2,847
All other countries (3)	2,861	2,874	2,874	2,857	2,879

Total life planners	5,464	5,626	5,627	5,712	5,726

Gibraltar Life Advisors	4,788	5,349	5,436	5,716	5,684

(1)	Translated based on exchange rates as of December 31, 2005.
(2)	Direct business only; policy count includes annuities.
(3)	Life Planner count for All other countries excludes Life Planners associated with discontinued Philippine operations for all periods presented.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2006					December 31, 2005
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses			Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total				Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	125,864	36,086	89,778	58.1%		122,992	35,885	87,107	58.3%
Public, held to maturity, at amortized cost	3,236	—	3,236	2.1%		3,022	—	3,022	2.0%
Private, available for sale, at fair value	29,865	12,081	17,784	11.5%		30,980	13,361	17,619	11.8%
Private, held to maturity, at amortized cost	319	—	319	0.2%		227	—	227	0.1%
Trading account assets supporting insurance liabilities, at fair value	14,239	—	14,239	9.2%		13,781	—	13,781	9.2%
Other trading account assets, at fair value	117	—	117	0.1%		124	—	124	0.1%
Equity securities, available for sale, at fair value	6,176	3,389	2,787	1.8%		5,840	3,216	2,624	1.8%
Commercial loans	23,747	7,242	16,505	10.7%		23,045	7,264	15,781	10.6%
Policy loans	8,660	5,407	3,253	2.1%		8,370	5,403	2,967	2.0%
Other long-term investments (1)	4,958	828	4,130	2.7%		4,698	973	3,725	2.5%
Short-term investments	3,600	1,189	2,411	1.5%		3,850	1,394	2,456	1.6%

Subtotal (2)	220,781	66,222	154,559	100.0%		216,929	67,496	149,433	100.0%

Invested assets of other entities and operations (3)	10,077	—	10,077			4,472	—	4,472

Total investments	230,858	66,222	164,636			221,401	67,496	153,905

Fixed Maturities by Credit Quality (2):

	June 30, 2006					December 31, 2005
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4) Rating Agency Equivalent
1 Aaa, Aa, A	74,285	1,014	1,058	74,241	79.9%	68,042	2,256	298	70,000	77.7%
2 Baa	13,820	405	349	13,876	15.0%	15,407	746	138	16,015	17.8%

Subtotal Investment Grade	88,105	1,419	1,407	88,117	94.9%	83,449	3,002	436	86,015	95.5%

3 Ba	3,085	65	85	3,065	3.3%	2,711	124	43	2,792	3.1%
4 B	1,572	57	51	1,578	1.7%	1,109	71	20	1,160	1.3%
5 C and lower	82	5	3	84	0.1%	102	6	5	103	0.1%
6 In or near default	35	7	2	40	0.0%	28	10	1	37	0.0%

Subtotal Below Investment Grade	4,774	134	141	4,767	5.1%	3,950	211	69	4,092	4.5%

Total	92,879	1,553	1,548	92,884	100.0%	87,399	3,213	505	90,107	100.0%

Private Fixed Maturities:
NAIC Rating (4) Rating Agency Equivalent
1 Aaa, Aa, A	5,934	166	95	6,005	33.2%	5,596	269	27	5,838	32.7%
2 Baa	9,619	310	194	9,735	53.8%	9,437	522	63	9,896	55.5%

Subtotal Investment Grade	15,553	476	289	15,740	87.0%	15,033	791	90	15,734	88.2%

3 Ba	1,248	52	18	1,282	7.1%	1,105	44	7	1,142	6.4%
4 B	593	23	7	609	3.3%	507	33	5	535	3.0%
5 C and lower	290	21	6	305	1.7%	339	23	2	360	2.0%
6 In or near default	155	7	4	158	0.9%	70	8	2	76	0.4%

Subtotal Below Investment Grade	2,286	103	35	2,354	13.0%	2,021	108	16	2,113	11.8%

Total	17,839	579	324	18,094	100.0%	17,054	899	106	17,847	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(3)	Includes assets of our securities brokerage, securities trading, banking and asset management operations and real estate and relocation services. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(4)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of June 30, 2006 and December 31, 2005, respectively, 231 securities with amortized cost of $5,009 million (fair value $4,959 million) and 205 securities with amortized cost of $3,640 million (fair value, $3,689 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2006		December 31, 2005
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	31,995	68.6%	30,757	69.6%
Public, held to maturity, at amortized cost	3,236	6.9%	3,022	6.8%
Private, available for sale, at fair value	2,917	6.3%	2,659	6.0%
Private, held to maturity, at amortized cost	319	0.7%	227	0.5%
Trading account assets supporting insurance liabilities, at fair value	1,070	2.3%	1,022	2.3%
Other trading account assets, at fair value	29	0.1%	26	0.1%
Equity securities, available for sale, at fair value	2,223	4.8%	2,021	4.6%
Commercial loans	2,500	5.3%	2,278	5.2%
Policy loans	1,023	2.2%	943	2.1%
Other long-term investments (1)	931	2.0%	941	2.1%
Short-term investments	386	0.8%	326	0.7%

Total	46,629	100.0%	44,222	100.0%

	June 30, 2006		December 31, 2005
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	57,783	53.5%	56,350	53.7%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	14,867	13.8%	14,960	14.2%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	13,169	12.2%	12,759	12.1%
Other trading account assets, at fair value	88	0.1%	98	0.1%
Equity securities, available for sale, at fair value	564	0.5%	603	0.6%
Commercial loans	14,005	13.0%	13,503	12.8%
Policy loans	2,230	2.1%	2,024	1.9%
Other long-term investments (1)	3,199	2.9%	2,784	2.6%
Short-term investments	2,025	1.9%	2,130	2.0%

Total	107,930	100.0%	105,211	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended June 30
	2006			2005 (4)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.81%	1,318	(253)	4.50%	1,148	4
Equity securities	2.74%	16	49	3.59%	20	16
Commercial loans	6.20%	189	2	7.59%	204	121
Policy loans	4.79%	38	—	4.79%	35	—
Short-term investments and cash equivalents	4.97%	78	—	2.78%	47	(5)
Other investments	7.40%	76	(105)	6.92%	68	163

Gross investment income before investment expenses	5.00%	1,715	(307)	4.77%	1,522	299
Investment expenses	-0.25%	(164)	—	-0.22%	(115)	—

Subtotal	4.75%	1,551	(307)	4.55%	1,407	299

Investment results of other entities and operations (2)		319	17		245	12
Less, investment income relating to divested businesses		(5)			(8)

Total		1,865	(290)		1,644	311

	Six Months Ended June 30
	2006			2005 (4)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.79%	2,565	(313)	4.57%	2,292	43
Equity securities	3.32%	38	108	3.87%	42	18
Commercial loans	6.19%	369	(2)	7.44%	397	118
Policy loans	4.85%	75	—	4.75%	69	—
Short-term investments and cash equivalents	4.56%	149	—	2.33%	87	—
Other investments	8.81%	175	(20)	6.49%	130	351

Gross investment income before investment expenses	5.02%	3,371	(227)	4.79%	3,017	530
Investment expenses	-0.24%	(308)	—	-0.22%	(216)	—

Subtotal	4.78%	3,063	(227)	4.57%	2,801	530

Investment results of other entities and operations (2)		614	53		484	51
Less, investment income relating to divested businesses		(11)			(16)

Total		3,666	(174)		3,269	581

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(4)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2006			2005 (2)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.50%	236	(23)	2.29%	215	(27)
Equity securities	2.53%	12	38	2.60%	11	11
Commercial loans	3.60%	22	6	3.96%	29	117
Policy loans	3.37%	8	—	3.31%	8	—
Short-term investments and cash equivalents	3.93%	5	—	0.54%	1	(5)
Other investments	11.73%	27	(69)	8.80%	27	39

Gross investment income before investment expenses	2.78%	310	(48)	2.59%	291	135
Investment expenses	-0.20%	(23)	—	-0.19%	(21)	—

Total	2.58%	287	(48)	2.40%	270	135

	Six Months Ended June 30
	2006			2005 (2)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.48%	460	(17)	2.23%	417	(68)
Equity securities	2.48%	22	90	2.48%	21	12
Commercial loans	3.43%	40	11	4.03%	62	116
Policy loans	3.50%	17	—	3.33%	17	—
Short-term investments and cash equivalents	3.08%	7	—	0.36%	2	—
Other investments	12.54%	57	(98)	8.53%	56	116

Gross investment income before investment expenses	2.77%	603	(14)	2.53%	575	176
Investment expenses	-0.19%	(45)	—	-0.19%	(43)	—

Total	2.58%	558	(14)	2.34%	532	176

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(2)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2006			2005 (3)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.14%	1,082	(230)	5.85%	933	31
Equity securities	3.56%	4	11	7.35%	9	5
Commercial loans	6.84%	167	(4)	8.97%	175	4
Policy loans	5.45%	30	—	5.56%	27	—
Short-term investments and cash equivalents	5.09%	73	—	3.11%	46	—
Other investments	6.05%	49	(36)	5.92%	41	124

Gross investment income before investment expenses	6.14%	1,405	(259)	6.01%	1,231	164
Investment expenses	-0.27%	(141)	—	-0.23%	(94)	—

Total	5.87%	1,264	(259)	5.78%	1,137	164

	Six Months Ended June 30
	2006			2005 (3)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.11%	2,105	(296)	6.04%	1,875	111
Equity securities	6.31%	16	18	9.65%	21	6
Commercial loans	6.87%	329	(13)	8.80%	335	2
Policy loans	5.48%	58	—	5.51%	52	—
Short-term investments and cash equivalents	4.75%	142	—	2.76%	85	—
Other investments	7.35%	118	78	5.41%	74	235

Gross investment income before investment expenses	6.17%	2,768	(213)	6.12%	2,442	354
Investment expenses	-0.27%	(263)	—	-0.24%	(173)	—

Total	5.90%	2,505	(213)	5.88%	2,269	354

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(3)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended December 31		2005				2006
2004		1Q	2Q	3Q	4Q	1Q
	Revenues (1):
8,736	Premiums	2,519	2,585	2,574	2,450	2,604
2,385	Policy charges and fee income	617	615	668	629	662
5,728	Net investment income	1,625	1,644	1,731	1,810	1,801
3,065	Asset management fees, commissions and other income	848	852	960	948	1,054

19,914	Total revenues	5,609	5,696	5,933	5,837	6,121

	Benefits and Expenses (1):
8,897	Insurance and annuity benefits	2,536	2,519	2,496	2,439	2,577
2,220	Interest credited to policyholders’ account balances	605	626	653	632	652
296	Interest expense	111	134	143	180	201
(1,528)	Deferral of acquisition costs	(422)	(496)	(444)	(439)	(501)
766	Amortization of acquisition costs	235	232	271	172	240
6,747	General and administrative expenses	1,658	1,860	1,783	2,039	2,006

17,398	Total benefits and expenses	4,723	4,875	4,902	5,023	5,175

2,516	Adjusted operating income before income taxes	886	821	1,031	814	946

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year ended December 31		2005				2006
2004		1Q	2Q	3Q	4Q	1Q
	Revenues (1):
5,303	Premiums	1,548	1,550	1,562	1,438	1,533
240	Policy charges and fee income	71	66	67	60	76
933	Net investment income	305	315	333	371	330
378	Asset management fees, commissions and other income	120	87	114	151	160

6,854	Total revenues	2,044	2,018	2,076	2,020	2,099

	Benefits and Expenses (1):
4,210	Insurance and annuity benefits	1,253	1,200	1,250	1,162	1,224
129	Interest credited to policyholders’ account balances	48	55	54	50	57
7	Interest expense	6	6	7	3	3
(849)	Deferral of acquisition costs	(257)	(261)	(243)	(242)	(256)
365	Amortization of acquisition costs	107	104	90	89	116
1,998	General and administrative expenses	577	568	535	581	573

5,860	Total benefits and expenses	1,734	1,672	1,693	1,643	1,717

994	Adjusted operating income before income taxes	310	346	383	377	382

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE - GIBRALTAR LIFE

(in millions)

Year ended December 31		2005				2006
2004		1Q	2Q	3Q	4Q	1Q
	Revenues (1):
2,355	Premiums	584	639	668	548	544
76	Policy charges and fee income	18	20	13	16	18
600	Net investment income	156	170	179	171	167
(27)	Asset management fees, commissions and other income	(1)	(1)	3	6	3

3,004	Total revenues	757	828	863	741	732

	Benefits and Expenses (1):
1,953	Insurance and annuity benefits	483	514	577	455	455
101	Interest credited to policyholders’ account balances	23	26	29	27	30
(7)	Interest expense	(1)	—	—	—	—
(224)	Deferral of acquisition costs	(62)	(71)	(65)	(67)	(65)
79	Amortization of acquisition costs	31	28	14	21	25
700	General and administrative expenses	177	187	167	194	177

2,602	Total benefits and expenses	651	684	722	630	622

402	Adjusted operating income before income taxes	106	144	141	111	110

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year ended December 31		2005				2006
2004		1Q	2Q	3Q	4Q	1Q
	Japanese Yen Basis Results:
	Revenues (1):
¥257,669	Japanese insurance operations excluding Gibraltar Life	¥90,086	¥82,958	¥85,595	¥92,934	¥98,534
329,264	Gibraltar Life	79,233	88,530	95,340	84,366	84,650

586,933	Total revenues, Japan, yen basis	169,319	171,488	180,935	177,300	183,184

	Benefits and Expenses (1):
207,830	Japanese insurance operations excluding Gibraltar Life	73,354	65,271	64,755	71,278	77,842
282,295	Gibraltar Life	67,765	72,737	79,787	71,963	72,640

490,125	Total benefits and expenses, Japan, yen basis	141,119	138,008	144,542	143,241	150,482

	Adjusted operating income (2):
49,839	Japanese insurance operations excluding Gibraltar Life	16,732	17,687	20,840	21,656	20,692
46,969	Gibraltar Life	11,468	15,793	15,553	12,403	12,010

¥96,808	Total adjusted operating income, Japan, yen basis	¥28,200	¥33,480	¥36,393	¥34,059	¥32,702

	Actual exchange rate basis (3):

	Net premiums, policy charges and fee income:
2,169	Japan, excluding Gibraltar Life	741	670	658	630	731
2,431	Gibraltar Life	602	659	681	564	562
943	All other countries	276	287	290	304	316

5,543	Total	1,619	1,616	1,629	1,498	1,609

	Constant exchange rate basis (4):

	Net premiums, policy charges and fee income:
2,136	Japan, excluding Gibraltar Life	707	655	664	670	778
2,398	Gibraltar Life	570	636	685	587	596
1,037	All other countries	273	284	292	308	304

5,571	Total	1,550	1,575	1,641	1,565	1,678

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	Translated based on applicable average exchange rates for the period shown.
(4)	Translated based on average exchange rates for the year ended December 31, 2005.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

INSURANCE DIVISION - INDIVIDUAL ANNUITIES SALES, ACCOUNT VALUES AND ACCOUNT VALUE ACTIVITY

(in millions)

Year ended December 31		2005				2006
2004		1Q	2Q	3Q	4Q	1Q
	INDIVIDUAL ANNUITIES:

	Variable Annuities:
43,949	Beginning total account value	47,418	46,386	47,402	49,484	50,778
5,806	Sales	1,433	1,779	1,930	1,964	2,129
(5,224)	Surrenders and withdrawals	(1,388)	(1,470)	(1,397)	(1,436)	(1,585)

582	Net sales	45	309	533	528	544
(613)	Benefit payments	(171)	(170)	(179)	(158)	(185)

(31)	Net flows	(126)	139	354	370	359
4,091	Change in market value, interest credited, and other	(748)	1,037	1,904	1,106	2,228
(591)	Policy charges	(158)	(160)	(176)	(182)	(184)

47,418	Ending total account value	46,386	47,402	49,484	50,778	53,181

	Account Values in Separate Account:
39,803	Beginning balance	41,684	40,602	41,684	44,080	45,538
5,296	Premiums and deposits	1,300	1,714	1,882	1,922	2,083
(4,605)	Surrenders and withdrawals	(1,206)	(1,279)	(1,251)	(1,252)	(1,380)

691	Net sales	94	435	631	670	703
(458)	Benefit payments	(130)	(131)	(146)	(127)	(134)

233	Net flows	(36)	304	485	543	569
3,947	Change in market value, interest credited and other	(792)	986	1,834	1,057	2,177
(1,709)	Net transfers (to) from general account	(97)	(48)	252	39	173
(590)	Policy charges	(157)	(160)	(175)	(181)	(185)

41,684	Ending balance	40,602	41,684	44,080	45,538	48,272

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes Realized investment gains (losses), net, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; and the related tax effects thereof. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income does not equate to “Income from continuing operations before income taxes” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

KEY DEFINITIONS AND FORMULAS

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

23. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Single premium business for the Company’s international insurance operations is included in annualized new business premiums based on 10% credit.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 10.92% for the six months ended June 30, 2006, 14.89% for the six months ended June 30, 2005, 8.74% for the three months ended June 30, 2006, 13.00% for the three months ended March 31, 2006, 7.23% for the three months ended December 31, 2005, 24.16% for the three months ended September 30, 2005 and 15.04% for the three months ended June 30, 2005.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure “debt” as borrowings for capital debt, and we measure “total capitalization” as the sum of equity, excluding unrealized gains and losses on investments, and capital debt.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2006

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of August 2, 2006

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	Aa3	AA
PRUCO Life Insurance Company	A+	AA-	Aa3	AA
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	AA
American Skandia Life Assurance Corporation	A+	AA-	NR	AA
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A1	NR

CREDIT RATINGS:
as of August 2, 2006

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A
Retail Notes	a-	A	A3	NR

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	Aa3	AA

*	NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102

Web Site:

www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

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